NOTARIAL CERTEFICATE

I, Rose M. Lemieux, Corporate Para-legal and a Notary Public in and for the Yukon Territory, residing in the City of Whitehorse, in the Yukon Territory, DO HEREBY CERTIFY that the documents annexed hereto are true and correct copies of documents contained in the minute book of PAN ASIA MINING CORP. (the "Corporation"), namely, the Corporation's By-Law No. 1, dated August 28, 1997, said copy having been compared by me with the said original, an act whereof, having been requested, I have granted under my notarial form and seal of office to serve and avail as occasion shall or may require.

IN TESTIMONY WHEREOF I have hereunto subscribed my name and affixed my official seal notarial at the City of Whitehorse, in the Yukon Territory, this 10th day of November, 1997.



                                     /s/ ROSE  M.  LEMIEUX
                                     --------------------------------------
                                     A  NOTARY  PUBLIC  IN  AND  FOR
                                     THE  YUKON  TERRITORY


                                          ROSE  M.  LEMIEUX
                                          200  -  204  Lambert  St.
                                          Whitehorse,  YT  YIA  3T2

                                  BY-LAW NO. 1
                                  ------------

                A BY-LAW RELATING GENERALLY TO THE TRANSACTION OF
                           THE BUSINESS AND AFFAIRS OF
                              PAN ASIA MINING CORP.
                              (THE "CORPORATION").

CONTENTS:
---------

1.     Interpretation

2.     Business  of  the  Corporation

3.     Borrowing  and  Securities

4.     Directors

5.     Committees

6.     Officers

7.     Protection  of  Directors,  Officers  and  Others

8.     Shares

9.     Dividends  and  Rights

10.    Meetings  of  Shareholders

11.    Divisions  and  Departments

12.    Notices



BE  IT  ENACTED  as  a  By-Law  of  the  Corporation  as  follows:

Section  One
------------

INTERPRETATION
--------------

1.01     Definitions  -  in  the  By-Laws of the Corporation, unless the context
         -----------
otherwise  requires:

"Act"  means  the  Business  Corporations  Act,  and  any  statute  that  may be
                   ---------------------------
substituted therefore, as from time to time amended; marginal references to sections of the Act herein are not made for the purpose of modifying or affecting the meaning of any provision of this By-Law in any way but are inserted only for the purpose of directing attention to provisions of the Act which may be regarded as relevant;

"appoint"  includes  "elect"  and  vice  versa;

"Articles" means the Articles attached to the Certificate of Continuance dated the ________ day of _________, 1997 of the Corporation as from time to time amended or restated;

"Board"  means  the  Board  of  Directors  of  the  Corporation;

"By-Laws" means this By-Law and all other By-Laws of the Corporation from time to time in force and effect relating to transaction of business and affairs of the Corporation in addition hereto, or in amendment hereof or in substitution for all or any part of this By-Law;

"Corporation" means the Corporation incorporated by Certificate of Continuance under the Act and named PAN ASIA MINING CORP.

"Meeting of Shareholders" includes an annual meeting of Shareholders and a Special Meeting of Shareholders; "Special Meeting of Shareholders" includes both a meeting of any class or classes acting separately from any other class or classes and also a meeting, other than an annual meeting, of all Shareholders entitled to vote at any annual meeting of Shareholders;

"non-business day" means Saturday, Sunday and any other day that is a holiday as defined in the Interpretation Act (Canada); or the Interpretation Act (Yukon);
                 ---------------------------         ---------------------------

"Prohibited Corporate Shareholder" means a corporation prohibited from holding shares in itself or its holding body corporate or a subsidiary corporation prohibited from holding shares in its parent corporation pursuant to the Act and nor exempted from such prohibited shareholdings by virtue of the Act;

"recorded address" means in the case of a Shareholder his address as recorded in the securities register; and in the case of joint Shareholders the address appearing in the securities register in respect of such joint holdings determined under Section 8.09; and in The case of a Director, Officer, auditor or member of a Committee of Directors, his latest address as recorded in the records of the Corporation;

save as aforesaid, words and expressions defined in the Act have the same meaning when used herein; and words importing the singular number include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders; and words importing persons include individuals, bodies corporate, partnerships, trusts and unincorporated organizations.


Section  Two
------------

BUSINESS  OF  THE  CORPORATION
------------------------------

2.01     Registered  Office  -  Until  changed  in  accordance with the Act, the
         ------------------
registered office of the Corporation shall be at the City of Whitehorse, in the Yukon Territory, and at such location therein as the Board may from time to time determine.

2.02     Corporate  Seal - Until changed by the Board, the corporate seal of the
         ---------------
Corporation and any facsimiles thereof adopted by the Board for use in jurisdictions outside the Yukon Territory shall be in the form approved by the Directors.

2.03     Financial Year - The financial year of the Corporation shall end on the
         --------------
day  in  each  year  that  is  established  by  the  Board.

2.04     Execution  of  Instruments  - Deeds, transfers, assignments, contracts,
         --------------------------
obligations, certificates and other instruments required by law or otherwise by these By-Laws or any resolution of the Board or Shareholders of the Corporation to be executed under corporate seal may be signed on behalf of the Corporation by any one or more persons each of which is either a Director of the Corporation or a person who holds the office of Chief Executive Officer, Chairman of the Board, President, Managing Director, Vice-President, Secretary, Treasurer, Assistant Secretary, Assistant Treasurer or any other office created by by-law or by resolution of the Board. However, notwithstanding the foregoing, the Board may from time to time direct the manner in which and the person or persons by whom any particular instrument or class of instruments may or shall be signed or sealed. Any signing Officer may affix the corporate seal to any instrument requiring the same.

2.05     Banking  Arrangements  -  The  banking  business  of  the  Corporation
         ---------------------
including, without limitation, the borrowing of money and the giving of security therefore, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the Board. Such banking business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the Board may from time to time by resolution prescribe or authorize.

2.06     Voting  Rights  in Other Bodies Corporate - The signing Officers of the
         -----------------------------------------
Corporation may execute and deliver proxies and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such instruments, certificates or other evidence shall be in favour of such person or persons as may be determined by the Officers executing such proxies or arranging for the issuance of voting certificates or such other evidence of the right to exercise such voting rights. In addition the Board may from time to time direct the manner in which and the person or persons by whom any particular voting rights or class of voting rights may or shall be exercised.

2.07     Withholding  Information  from Shareholders - Subject to the provisions
         -------------------------------------------
of the Act, no Shareholder shall be entitled to discovery of any information respecting any details or conduct of the Corporation's business which, in the opinion of the Board, it would be inexpedient in the interests of the Shareholders or the Corporation to communicate to the public. The Board may from time to time determine whether and to what extent and at what time and place and under what conditions or regulations the accounts, records and documents of the Corporation or any o them shall be open to the inspection of Shareholders and no Shareholder shall have any right of inspecting any account, record or document of the Corporation except as conferred by the Act or authorized by the Board or by resolution passed at a general meeting of Shareholders.

Section  Three
--------------

BORROWING  AND  SECURITIES
--------------------------

3.01     Borrowing  Power  -  Without  limiting  the  borrowing  powers  of  the
         ----------------
Corporation  as set forth in the Act, the Board is authorized from tune to time:

(a) to borrow money upon the credit of the Corporation in such amounts and on such terms as may be deemed expedient by obtaining loans or advances or by way of overdraft or otherwise;

(b) to issue, re-issue, sell or pledge bonds, debentures, notes or other evidence of indebtedness or guarantees of the Corporation, whether secured or unsecured for such sums and at such prices as may be deemed expedient;

(c) subject to the Act, to issue guarantees on behalf of the Corporation to secure the performance of the obligations of any person; and

(d) to charge, mortgage, hypothecate, pledge or otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable, property and undertaking of the Corporation, including book debts, rights, powers and franchises for the purpose of securing any such bonds, debentures, notes or other evidences of indebtedness or guarantee or any other present or future indebtedness or liability of the Corporation.

Nothing in this section limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

3.02     Delegation  of  Borrowing  Power  -  The  Board  may  from time to time
         --------------------------------
delegate to such one or more of the Directors and Officers of the Corporation as may be designated by the Board all or any of the powers conferred on the Board by Section 3.01 to such extent and in such manner as the Board shall determine at the time of each such delegation.

Section  Four
-------------

DIRECTORS
---------

4.01     Number  of  Directors and Quorum - Until changed in accordance with the
         --------------------------------
Act, the Board shall consist of not fewer than three (3) and not more than twelve (12) Directors. Subject to Section 4.07 and subject also to the Articles
------  --
and the Act the quorum for the transaction of business at any meeting of the Board shall consist of a majority of the Directors or such lesser number of Directors as the Board may from time to time determine.

4.02     Qualification - No person shall be qualified for election as a Director
         -------------
if he is less than Nineteen (19) years of age; if he is of unsound mind and has been so found by a Court in Canada or elsewhere; if he is not an individual; or if he has the status of a bankrupt. A Director need not be a Shareholder.

4.03     Election  and  Term  -  Each  Director named in the Notice of Directors
         -------------------
filed at the time of continuance shall hold office from the date of the Certificate of Continuance until the first meeting of Shareholders thereafter. An election of Directors shall take place at such first meeting of Shareholders and at each annual meeting of Shareholders thereafter and all the Directors then in office shall retire but, if qualified, shall be eligible for reelection. A Director shall retain office only until the election of his successor. The number of Directors to be elected at any such meeting shall be the number of Directors then in office unless the Directors or the Shareholders otherwise determine. The election shall be by ordinary resolution of the Shareholders. I an election of Directors is not held at the proper time, the incumbent Directors shall continue in office until their successors are elected.

4.04     Removal  of  Directors  -  Subject  to  the  provisions of the Act, the
         ----------------------
Shareholders may by ordinary resolution passed at a special meeting remove any Director from office and the vacancy created by such removal may be filled at the same meeting failing which it may be filled by the Directors.

4.05     Vacation of Office - A Director ceases to hold office when: be dies; he
         ------------------
is removed from office by the Shareholders; he ceases to be qualified for election as a Director; or his written resignation is sent or delivered to the Corporation, or if a time is specified in such resignation, at the time so speed, whichever is later.

4.06     Vacancies  - Subject to the Act and the Articles, a quorum of the Board
         ---------
may fill a vacancy in the Board, except a vacancy resulting from an increase in the minimum number of Directors or from a failure of the Shareholders to elect the minimum number of Directors and if the Articles so provide, may also add to their numbers and appoint additional Director(s) in accordance with the Act, but so that the total number of Directors shall not exceed the maximum number fixed by Section 4.01. In the absence of a quorum of the Board, or if the vacancy has arisen from a failure of the Shareholders to elect the minimum number of Directors the Board shall forthwith call a special meeting of the Shareholders to fill the vacancy. If the Board fails to call such meeting or if there are no such Directors then in office, any Shareholder may call the meeting.

4.07     Action  by  the Board - The Board shall manage the business and affairs
         ---------------------
of the Corporation. The powers of the Board may be exercised by resolution passed at a meeting at which a quorum is present or by resolution in writing, whether by document, telegram, telecopy or any method of transmitting legibly recorded messages or other means, signed by all the Directors entitled to vote on that resolution at a meeting of the Board and any resolution in writing so signed shall be as valid as if it had been passed at a meeting of Directors or a Committee of Directors and shall be held to relate to any date therein stated to be the effective date thereof, and a copy of every such resolution in writing shall be kept with the minutes of the proceedings of Directors or Committee of Directors. Where there is a vacancy in the Board, the remaining Directors may exercise all the powers of the Board so long as a quorum remains in office. Where the Corporation has only one Director, that Director may constitute a meeting. An act of a Director is valid notwithstanding any irregularity in his election or appointment or a defect in his qualifications.

4.08     Meetings by Telephone - If all of the Directors consent, a Director may
         ---------------------
participate in a meeting of the Board or of a Committee of Directors by means of such telephone or other communications facilities as permit all persons participating in the meeting to hear each other, and a Director participating in such a meeting by such means is deemed to be present at the meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the Board and of Committees of Directors held while a Director holds office,

4.09     Place of Meeting - Meetings of the Board may be held at any place in or
         ----------------
outside  Canada.

4.10     Calling  of Meetings - Meetings of the Board shall be held from time to
         --------------------
time and at such place as the Board may determine. In addition, each of the Chairman of the Board, the Managing Directors, the President or any two Directors may convene or direct the convening of a meeting of the Board.

4.11     Notice  of  Meeting  -  Except  as  otherwise provided in Section 4.12,
         -------------------
notice of the time and place of each meeting of the Board shall be given in the manner provided in Section 12.01 to each Director not less than forty-eight (48) hours before the time when the meeting is to be held. A notice of a meeting of Directors. need not specify the purpose of or the business to be transacted at the meeting except where Section 115(3) of the Act requires such purpose or business to be specified, including any proposal to:

(a) submit to the Shareholders any question or matter requiring approval of the Shareholders;

(b)  fill  a  vacancy  among  the  Directors  or  in  the  office  of  auditor;

(c)  issue  securities;

(d)  declare  dividends;

(e)  purchase,  redeem  or  otherwise  acquire  shares  of  the  Corporation;

(f)  pay  a  commission  for  the  sale  of  shares;

(g)  approve  a  management  proxy  circular;

(h)  approve  any  annual  financial  statements;  or

(i)  adopt,  amend  or  repeal  By-Laws.

A Director may in any mariner waive notice of or otherwise consent to a meeting of the Board either before or after the convening of the meeting.

4.12     Regular Meetings - The Board may by resolution appoint a day or days in
         ----------------
any month or months for regular meetings of the Board at a place and hour to be named in the resolution. No notice shall be required for any such regular meeting.

4.13     First Meeting of New Board - Provided a quorum of Directors is present,
         --------------------------
each newly elected Board may without notice hold its first meeting immediately following the meeting of Shareholders at which such Board or portion thereof is elected.

4.14     Adjourned  Meeting - Notice of an adjourned meeting of the Board is not
         ------------------
required if the time and place of the adjourned meeting is announced at the original meeting.

4.15     Chairman  - The Chairman of any meeting of the Board shall be the first
         --------
mentioned of such of the following Officers as have been appointed and who is a Director and is present at the meeting: Chairman of the Board, Managing Director, President, or a Vice President who is a Director. If no such Officer is present, the Directors present shall choose one of their number to be Chairman.

4.16     Votes  to Govern - At all meetings of the Board every question shall be
         ----------------
decided by a majority of the votes cast on the question. In cases of an equality of votes the Chairman of the meeting shall not be entitled to a second or casting vote.

4.17     Conflict  of Interest - A Director or Officer who is a party to, or who
         ---------------------
is a Director or Officer of or has a material interest in any person who is a party to, a material contract or proposed material contract with the Corporation shall disclose the nature and extent of his interest at the time and in the manner provided by the Act, Any such contract or proposed contract shall be referred to the Board or Shareholders for approval even if such contract is one that in the ordinary course of the Corporation's business would not require approval by the Board or Shareholders, and a Director interested in a contract so referred to the Board shall not vote on any resolution to approve the same except as provided by the Act.

4.18     Remuneration  and  Expense  -  The  Directors  shall  be  paid  such
         --------------------------
remuneration for their services as the Board may from time to time determine. The Directors shall also be entitled to be reimbursed for travelling and other expenses properly incurred by them in attending meetings of the Board or any committee thereof. Nothing herein contained shall preclude any Director from serving the Corporation in any other capacity and receiving remuneration therefore.

4.19     Alternate  Director  - Any director (herein called the "Appointor") may
         -------------------
from time to time by written notice to the Corporation appoint any person (herein called the "Appointee") to be his alternate director provided that the directors approve of such appointment by resolution. Such approval shall not be required if a director is appointed alternate director for another director. A person (including a director) may be appointed as an alternate director by more than one, director.

(a) The Appointee while he holds office as an alternate director shall be entitled and authorized:

     (i) if expressly so specified by the Appointor in the instrument appointing the Appointee, to receive notice of meetings of the directors, and notice of meetings of all committees of which the Appointor is a member;

     (ii) to attend and vote as a director at meetings of the directors in the absence of the Appointor;

     (iii) to attend and vote at meetings of all committees of which the Appointor is a member, in the absence of the Appointor;

     (iv) execute consents to resolutions La writing of the directors and such committees, in substitution for the Appointor; and

     (v) if expressly so authorized by the Appointor in the instrument appointing the Appointee, to execute all documents, instruments and writings under the seal of the Corporation or otherwise which the Appointor is authorized to execute on behalf of the Corporation, in substitution for the Appointor, and for the purposes thereof the Appointee shall be deemed to be a director, He shall not be deemed to be the agent of the Appointor.

(b) The Appointee shall have a separate vote on behalf of each director for whom he is an alternate director. If the Appointee is also a director, the Appointee shall be counted separately in determining the quorum of a meeting and shall have a separate vote on behalf of each director for whom be is an alternate director in addition to being so counted and voting in his own right as a director.

(c) The Appointee shall not be entitled to be remunerated as an alternate director otherwise than out of the remuneration of the Appointor.

(d) No person shall act as an alternate director unless he qualifies under the Act to act as a director of the Corporation and has consented in writing to his appointment.

(e)  An  Appointee's  appointment  as  an alternate director shall terminate if.

     (i) the Appointor gives written notice revoking the Appointee's appointment; or (ii)

     (ii) the  Appointee  resigns;  or

     (iii)The  Appointor  ceases  for  any  reason  to  be  a  director;  or

     (iv) the Appointee ceases to be qualified under the Act to act as a director; or

     (v)  the  term  of  the  Appointee's  appointment,  if  any,  expires.

(f) Any Appointor may make or revoke an appointment of an Appointee by notice in writing delivered to, mailed to or transmitted by telegram, cable or telecopier to the registered office of the Corporation, delivery, postage or transmission charges prepaid.


Section  Five
-------------

COMMITTEES
----------

5.01.     Committee  of  Directors
          ------------------------

(a) The Board may appoint one or more Committees of Directors, however designated, and delegate to such committee any of the powers of the Board except those which, under the Act, a Committee of Directors has no authority to exercise.

(b) The Directors may by resolution appoint an Executive Committee to consist of such member or members of their body as they think fit, which Committee shall have, and may exercise during the intervals between the meetings of the Board, all the powers vested in the Board except the power to fill vacancies in the Board, the power to change the membership of, or fill vacancies in, said Committee or any other committee of the Board and such other powers, if any, as may be specified in the resolution. The said Committee shall keep regular minutes of its transactions and small cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require. The Board shall have the power at any time to revoke or override the authority given to or acts done by the Executive Committee except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of such Committee and to fill vacancies in it. The Executive Committee may make rules for the conduct of its business and may appoint such assistants as it may deem necessary. A majority of the members of said Committee shall constitute a quorum thereof.

(c) The Directors may from time to time by resolution constitute, dissolve or reconstitute standing committees and other committees consisting of such persons as the Board may determine. Every committee constituted by the Board shall have the powers, authorities and discretions delegated to it by the Board (which shall not include the power to fill vacancies in the Board and the power to change the membership of or fill vacancies in any committee constituted by the Board or the power to appoint or remove officers appointed by the Board) and shall conform to the regulations which may from time to time be imposed upon it by the Board.

(d) The Executive Committee and any other committee may meet and adjourn as it thinks proper. Questions arising at any meeting shall be determined by a majority of votes of the members of the committee present, and in case of an equality of votes the chairman shall not have a second or casting vote. A resolution approved in writing by all the members of the Executive Committee or any other committee shall be as valid and effective as if it had been passed at a meeting of such Committee duly called and constituted. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with the minutes of the proceedings of the committee and shall be effective on the elate stated thereon. or on the latest date stated in any counterpart.

5.02     Transaction  of  Business  - Subject to the provisions of Section 4.07,
         -------------------------
the powers of a Committee of Directors may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all the members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of such committee may be held at any place in or outside Canada.

5.03     Audit  Committee - When required by the Act the Board shall, and at any
         ----------------
other time the Board may, elect annually from among its number an audit committee to be composed of not fewer than three (3) directors of whom a majority shall not be Officers or employees of the Corporation or its affiliates. The audit committee shall have the powers and duties provided in the Act.

5.04     Procedure - Unless otherwise determined by the Board, each Committee of
         ---------
Directors shall have the power to fix its quorum at not less than a majority of its members, to elect its Chairman and to regulate its procedure.


Section  Six
------------

OFFICERS
--------

6.01     Appointment  - The Board may from time to time appoint a President, one
         -----------
or more Vice-Presidents (to which title may be added words indicating seniority or function), a Secretary, a Treasurer and such other Officers as the Board may determine, including one or more assistants to any of the Officers so appointed (herein referred to as "Officers"). The Board may specify the duties of and, in accordance with this By-Law and subject to the provisions of the Act, delegate to such Officers powers to manage the business and affairs of the Corporation. Subject to Sections 6.02 and 6.03, an Officer may but need not be a Director and one person may hold more than one office.

6.02     Chairman  of  the Board -The Board may from time to time also appoint a
         -----------------------
Chairman of the Board who shall be a Director. The Chairman of the Board shall, when present, preside at all meetings of the Board, Committees of Directors and at all meetings of Shareholders. In addition, the Board may assign to him any of the powers and duties that may by the provisions of this by-law be assigned to the Managing Director or to the President, and he shall have such other powers and duties as the board may specify.

6.03     Managing-Director  -The  Board may from time to time appoint a Managing
         -----------------
Director who shall be a Director. If appointed, he shall be the Chief Executive Officer and, subject to the authority of the Board, shall have general supervision of the business and affairs of the Corporation; and he shall, subject to the provisions of the Act, have such other powers and duties as the Board may specify. During the absence or disability of the President, or if no President has been appointed, the Managing Director shall also have the powers and duties of the President's office.

6.04     President  -  The  Board,  from  time to time, may elect from among its
         ---------
number, a President. The President, in the absence or non-appointment of the Chairman of the Board, shall preside at meetings of the Board and at all meetings of the Shareholders. He shall have general and active management of the business and affairs of the Corporation, and without limitation to the foregoing:

     (i) he shall have general supervision and direction of all the other officers of the Corporation;
     (ii) he shall submit the annual report of the Board, if any, and the annual balance sheets and financial statements of the business and affairs and reports on the financial position of the Corporation as required by the statutes t6the annual general meeting and from time to time shall report to the Board on all matters within his knowledge which the interest of the Corporation requires to be brought to their attention.
     (iii)he  shall  be  ex-officio  a  member  of  all  standing  committees.

6.05     Vice-President  - A Vice-President shall have such powers and duties as
         --------------
the  Board  may  specify.

6.06     Secretary  -  The  Secretary  shall  attend and be the Secretary of all
         ---------
meetings of the Board, Shareholders and Committees of the Board and shall enter or cause to be entered in records kept for that purpose minutes of all proceedings thereat; he shall give or cause to be given, as and when instructed, all notices to Shareholders, Directors, Officers, the auditor and members of the Committees of Directors; he shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation and of all books, papers, records, documents and instruments belonging to the Corporation, except when some other Officer or agent has been appointed for that purpose; and he shall have such other powers and duties as the Board may specify.

6.07     Treasurer  -  The  Treasurer  shall  keep  proper accounting records in
         ---------
compliance with the Act and shall be responsible for the deposit of money, the safekeeping of securities and the disbursement of the funds of the Corporation; he shall render to the Board whenever required an account of all his transactions as Treasurer and of the financial position of the Corporation; and he shall have such other powers and duties as the Board may specify.

6.08     Powers  and  Duties  of  Other  Officers - The powers and duties of all
         ----------------------------------------
other Officers shall be such as the terms of their engagement call for or as the Board or the Chief Executive Officer may specify. Any of the powers and duties of an Officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the Board otherwise directs.

6.09     Variation  of  Powers  and Duties - The Board may from time to time and
         ---------------------------------
subject to the provisions of the Act, vary, add to or limit the powers and duties of any Officer.

6.10     Term  of  Office - The Board, in its discretion, may remove any Officer
         ----------------
of the Corporation, without prejudice to such Officer's rights under any employment contract, otherwise each Officer appointed by the Board shall hold office until the earlier of the date his resignation becomes effective, the date his successor is appointed or he shall cease to be qualified for that office.

6.11     Terms  of Employment and Remuneration - The terms of employment and the
         -------------------------------------
remuneration of Officers appointed by the Board shall be settled by it from time to time.

6.12     Conflict  of  Interest  - An Office. shall disclose his interest in any
         ----------------------
material contract or proposed material contract with the Corporation in accordance with Section 4.17.

6.13     Agents and Attorneys - The Board shall have, power from time to time to
         --------------------
appoint agents or attorneys for the Corporation in or outside of Canada with such powers of management or otherwise (including the power to sub-delegate) as may be thought fit.

6.14     Fidelity  Bonds  -  The  Board may require such Officers, employees and
         ---------------
agents of the Corporation as the Board deems advisable to furnish bonds for the faithful discharge of their powers and duties, in such form and with such surety as the Board may from time to time determine.


Section  Seven
--------------

PROTECTION  OF  DIRECTORS,  OFFICERS  AND  OTHERS
-------------------------------------------------

7.01     Limitation  of  Liability  -  No Director shall be liable for the acts,
         -------------------------
receipts, neglects or defaults of any other Director or Officer or employee, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any of the moneys, securities or effects of the Corporation shall be deposited, or for any loss occasioned by any error of judgment or oversight on his part, or for any other loss, damage or misfortune whatever which shall happen in the execution of the duties of his office or in relation thereto, unless the same are occasioned by his own willful neglect or default; provided that nothing herein shall relieve any Director or Officer from the duty to act in accordance with the Act and the regulations thereunder or from liability for any breach thereof.

7.02     Indemnity - Subject to the limitations contained in the Act, and to the
         ---------
extent he is otherwise fairly and reasonably entitled thereto, the Corporation shall indemnify a Director or Officer, a former Director or Officer, or a person who acts or acted at the Corporation's request as a Director or Officer of a body corporate of which the Corporation is or was a Shareholder or creditor (or a person who undertakes or has undertaken any liability on behalf of the Corporation or any such body corporate) and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a Director or Officer of the Corporation or such body corporate, if

     (a) he acted honestly and in good faith with a view to the best interests of the Corporation; and

     (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

7.03     Insurance  -  Subject  to  the  limitations  contained  in the Act, the
         ---------
Corporation may purchase and maintain such insurance for the benefit of its Directors and Officers as such, as the Board may from time to time determine.


Section  Eight
--------------

SHARES
------

8.01     Allotment  and  Issue - The Board may from time to time allot, or grant
         ---------------------
options to purchase the whole or any part of the authorized and unissued shares of the Corporation at such times and to such persons and for such consideration as the Board shall determine, provided that no share shall be issued until it is fully paid as prescribed by the Act. Subject to the Articles, no holder of any class of share of the capital of the Corporation shall be entitled as of right to subscribe for, purchase or receive any part of any new or additional issue of shares of any class, whether now or hereafter authorized or any bonds, debentures or other securities convertible into shares of any class.

8.02     Commissions - The Board may from time to time authorize the Corporation
         -----------
to pay a reasonable commission to any person in consideration of his purchasing or agreeing to purchase shares of the Corporation, whether from the Corporation or from any other person, or procuring or agreeing to procure, purchasers for any such shares.

8.03     Registration  and  Transfer
         ---------------------------

(a) Subject to the provisions of the Act, no transfer of shares shall be registered in a securities register except upon presentation of the Certificate representing such shares with a transfer endorsed thereon or delivered therewith duly executed by the registered holder or by his attorney or successor duly appointed, together with such reasonable assurance or evidence of signature, identification and authority to transfer as the Board may from time to time prescribe, .upon payment of all applicable taxes and any fees prescribed by the Board, upon, compliance with such restrictions on transfer, if any, as are authorized by the Articles, and upon satisfaction of any lien referred to in Section 8.05.

(b) The signature of the registered owner of any shares, or of his duly authorized attorney, upon an authorized instrument of transfer shall constitute a complete and sufficient authority to the Corporation, its directors, officers and agents to register, in the name of the transferee as named in the instrument of transfer, the number of shares specified therein or, if no number is specified, all the shares of the registered owner represented by share certificates deposited with the instrument of transfer. If no transferee is named in the instrument of transfer, the instrument of transfer shall constitute a complete and sufficient authority to the corporation, its directors, officers and agents to register, in the name of the person in whose behalf any certificate for the shares to be transferred is deposited with the Corporation for the purpose of having the transfer registered, the number of shares specified fin, the instrument of transfer or, if no number is specified, all the shares represented by all share certificates deposited with the instrument of transfer.

(c) Neither the Corporation nor any Director, Officer or agent thereof shall be bound to inquire into the title of the person named in the form of transfer as transferee, or, if no person is named therein as transferee, of the person on whose behalf the certificate is deposited with the Corporation for the purpose of having, the transfer registered or be liable to any claim by such registered owner or by any intermediate owner or holder of the certificate or of any of the shares represented thereby or any interest therein for registering the transfer, and the transfer, when registered, shall confer upon the person in whose name the shares have been registered a valid title to such shares.

(d) Every instrument of transfer shall be executed by the transferor and left at the registered office of the Corporation or at the office of its transfer agent or branch transfer agent or registrar for registration together with the share certificate for the shares to be transferred and such other evidence if any, as the Directors or the transfer agent or branch transfer agent or registrar or branch registrar may require to prove the title of the transferor or his right to transfer the shares and the right of the transferee to have the transfer registered. All instruments of transfer where the transfer is registered shall be retained by the Corporation or its transfer agent or branch transfer agent or registrar or branch\registrar and any instrument of transfer, where the transfer is not registered, shall be returned to the person depositing the same together with the share certificate which accompanied the same when tendered for registration.

(e) There shall be paid to the Corporation in respect of the registration of any transfer such sum, if any, as the Directors may from time to time determine.

8.04     Transfer  Agents  and  Registrars  -  The  Board  may from time to time
         ---------------------------------
appoint a registrar to maintain the securities register and a transfer agent to maintain the register of transfers and may also appoint one or more branch registrars to maintain branch securities registers and one or more branch transfer agents to maintain branch registers of transfer, but one person may be appointed both registrar and transfer agent. The Board may at any time terminate any such appointment.

8.05     Lien  for  Indebtedness  - If the Articles provide that the Corporation
         -----------------------
shall have a lien on shares registered in the name of a Shareholder indebted to the Corporation, such lien may be enforced, subject to any other provision of the .Articles, by the sale of the shares thereby affected or by any other action, suit, remedy or proceeding authorized or permitted by law or by equity and, pending such enforcement, may refuse to register a transfer of the whole or any part of such shares.

8.06     Non-Recognition  of  Trusts - Subject to the provisions of the Act, the
         ---------------------------
Corporation shall treat as absolute owner of the share the person in whose name the share is registered in the securities register as if that person had full. legal capacity and authority to exercise all rights of ownership, irrespective of any indication to the contrary through knowledge or notice or description iii, the Corporation's records or on the share certificate.

8.07     Share  Certificate  -  Every  holder  of  one  or  more  shares  of the
         ------------------
Corporation shall be entitled, at his option, to a share certificate, or to a non-transferable written acknowledgement of his right to obtain a share certificate, stating the number and list or series of shares held by him as shown on the securities register. Share Certificates and acknowledgements of a Shareholder's right try a share certificate, respectively; shall be in such form as the Board shall from time to time approve. Any share certificate shall be signed in accordance with Section 2.04 and need not be under the corporate seal; provided that, unless the Board otherwise determines, certificates representing shares in respect of which a transfer agent and/or registrar has been appointed shall not be valid unless countersigned by or on behalf of such transfer agent and/or registrar. The signature of one of the signing Officers or, in the case of share certificates which are not valid unless countersigned by or on behalf of a transfer agent and/or registrar, the signatures of both signing Officers, may be printed or mechanically reproduced in facsimile upon share certificates and every such facsimile signature shall for all purposes be deemed to be the signature of the Officer whose signature it reproduces and shall be binding upon the Corporation. A share certificate executed as aforesaid shall be valid notwithstanding that one or both of the Officers whose facsimile signature appears thereon no longer holds office at the date of issue of the Certificate.

8.08     Replacement  of  Share  Certificate - The Board or any Officer or agent
         -----------------------------------
designated by the Board may in its or his discretion direct the issue of a new share certificate in lieu of and upon cancellation of a share certificate that, has been mutilated or in substitution for a share certificate claimed to have been lost, destroyed or wrongfully taken or which does not comply as to form with the requirements from time to time of the Act in this regard, on payment of such fee as the Board may direct and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the Board may from time to time prescribe, whether generally or in any particular case.

8.09     Joint  Shareholders  -  If  two or more persons are registered as joint
         -------------------
holders of any share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any ore of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share. Joint Shareholders may collectively designate in writing an address as their recorded address for service of notice and payment of dividends but in default of such designation the address of the first named joint Shareholder shall be deemed to be the recorded address aforesaid.

8.10     Deceased  Shareholders  -  In the event of the death of a holder, or of
         ----------------------
one of the joint holders, of any share, the Corporation shall not be required to make any entry in the securities register in respect thereof or to make payment of any dividends thereon except upon production of all such documents as may be required by lave and upon compliance with the reasonable requirements of the Corporation and its transfer agents.


Section  Nine
-------------

DIVIDENDS  AND  RIGHTS
----------------------

9.01     Dividends  -  Subject  to the provisions of the Act, the Board may from
         ---------
time to time declare dividends payable to the Shareholders according to their respective rights and interest in the Corporation. Dividends may be paid in money or property or by issuing fully paid shares of the Corporation.

9.02     Dividend  Cheques - A dividend payable in cash shall, be paid by cheque
         -----------------
drawn on the Corporation's bankers or one of them to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at his recorded address, unless such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and mailed to them at their recorded address. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sure represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

9.03     Non-Receipt  of  Cheques  - In the event of non-receipt of any dividend
         ------------------------
cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the Board may from time to time prescribe, whether generally or in any particular case.

9.04     Record  Date  for  Divide  and Rights  - The Board may fix is advance a
         -------------------------------------
date, preceding by not more than Fifty (50) days the date for the payment of any dividend or the date for the issue of any warrant or other evidence of right to subscribe for securities of the Corporation, as a record date for the determination of the persons entitled to receive payment of such dividend or to exercise the right to subscribe for such securities, provided that, where the Corporation is a distributing Corporation for purposes of the Act, notice of any such record date is given not less than seven (7) days before such record date by newspaper advertisement and otherwise in the manner provided in the Act. Where no record date is fined in advance as aforesaid, the record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for securities of the Corporation shall be at the close of business on the day on which the resolution relating to such dividend or right to subscribe is passed by the Board.

9.05     Unclaimed Dividends - Any dividend unclaimed after a period of six, (6)
         -------------------
years from the date on which the same has been declared to be payable shall be forfeited and Shall revert to the Corporation.


Section  Ten
------------

MEETNGS  OF  SHAREHOLDERS

10.01     Annual  Meetings - The annual meeting of Shareholders shall be held at
          ----------------
such time in each year and, subject to the Act and to Section 10.04, at such place as the Board, the Chairman of the Board, the Managing Director or the President may from time to time determine, for the purpose of considering the financial statements and reports required by the Act to be placed before the annual meeting, electing Directors, appointing auditors and for the transaction of such other business as may properly be brought before the meeting.

10.04     Place  of  Meeting - Subject to the Articles, meetings of Shareholders
          ------------------
may be held at Vancouver, British Columbia or such other place or places as the directors in their absolute discretion may determine from time to time.

10.05      Notice  of  Meeting - Notice of the time and place of each meeting of
           -------------------
Shareholders shall be given in the manner provided in Section 12.01 not less than twenty-one (21) nor more than fifty (50) days before the date of the meeting to each Director, to the auditor and to each Shareholder who at the close of business on the record date, if any, for notice is entered in the securities register as the holder of one or more shares carrying the right to vote at the meeting. Notice of a meeting of Shareholders called for any purpose other than consideration of the financial statements and auditor's report election of Directors and re-appointment of the incumbent auditor shall state the nature of such business in sufficient detail to permit the Shareholder to form a reasoned judgment thereon and shall state the teat of any speed resolution to be submitted to the meeting. A Shareholder and any other person entitled to attend a meeting of Shareholders may in any manner waive notice of or otherwise consent to a meeting of Shareholders.

10.06  List  of  Shareholders  Entitled  to  Notice  -  For  every  meeting  of
       --------------------------------------------
Shareholders, at any time that the Corporation has more than fifteen (15) Shareholders entitled to vote at a meeting of Shareholders, the Corporation shall prepare a List of Shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shard entitled to vote at the meeting held by each Shareholder. If a record date for the meeting is fixed pursuant to Section 10.07, the Shareholders listed shall be those registered or constructively registered pursuant to the Act at the close of business of -the record date, such list to be prepared on a day not later than ten (10) days after such record date. If no record date is &PA the list of Shareholders shall be prepared no latex than at the close of business on the day immediately preceding the day on which notice of the meeting is given, or where no such notice is given, the day on which the meeting is held. The list shall be available for examination by any Shareholder during usual business hours at the records once of the Corporation or at the place where the central securities register is kept and at the place where the meeting is held.

10.07 Record Date for Notice - The Board may fix in advance a record date, preceding the date of any meeting of Shareholders by not more than fifty (50) days and not less them twenty-one (21) days for the determination of the Shareholders entitled to notice of the meeting, provided that notice of any such record date is given, not less than seven (7) days before such record date, by newspaper advertisement in the maniacs provided in the Act. If no record date is so fixed, the record date for the determination of the Shareholders entitled to notice of the meeting shall be the close of business on the day immediately preceding the day on which the notice is given, or if no notice is given, the day on which the meeting is held.

10.08  Meetings  Without  Notice - A meeting of Shareholders may be held without
       -------------------------
notice  at  any  time  and  place  permitted  by  the  Act:

(a) if all the Shareholders entitled to vote thereat are present in person or represented by proxy or if those not present or represented by proxy waive notice of or' otherwise consented to such meeting being held, and

(b) if the auditor and the Directors are present or waived notice of or otherwise consent to such meeting being held.

At such meeting any business may be transacted which the Corporation at a meeting of Shareholders may transact. If the meeting is held at a place outside the Yukon Territory, Shareholders not present or represented by proxy, but who have waived notice of or otherwise consented to such meeting, shall also be deemed to have consented to the meeting being held at such place.

10.09 Meetings by Telephone - If all the Shareholders consent, a Shareholder may
      ---------------------
participate in a meeting of Shareholders by means of such telephone or other communications facilities as permit all persons participating in the meeting to hear each other, and a Shareholder participating in such a meeting by such consent shall be effective whether given before or after the meeting to which it relates.

10.10 Chairman, Secretary and Scrutineers - The Chairman of any meeting of Shareholders shall be the first mentioned of such of the following Officers as having been appointed and who is present at the meeting, or such officer's appointee: Chairman of the Board, President, Managing Director, or a Vice-President. If no such Officer is present within fifteen (15) minutes from, the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be Chainman. If the Secretary of the Corporation is absent, the Chairman shall appoint some person, who need not be a Shareholder, to act as Secretary of the meeting. If desired, one or more scrutineers, who need not be Shareholders. may be appointed by a resolution or by the Chairman with the consent of the meeting.

10.11     Persons  Entitled  to  be  Present  -  The only persons entitled to be
          ----------------------------------
present at a meeting of Shareholders shall be those entitled to vote thereat, the Directors and auditor of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act or the Articles or By-Laws to be present at the meeting. Any other person may be admitted only on the invitation of the Chairman of the meeting or with the consent of the meeting.

10.12     Quorum  -  Save  as  herein  otherwise provided, a quorum shall be two
          ------
shareholders or proxyholders present. If there is only one shareholder, the quorum is one person present and being, or representing by proxy, such shareholder. The Directors, the Secretary or, in his absence, an assistant Secretary, and the solicitor of the Corporation shall be entitled to attend at any general meeting but no such person shall be counted in the quorum or be entitled to vote at any general meeting unless he is a shareholder or proxyholder entitled to vote thereat. If a quorum is present at the opening of any meeting of Shareholders, the Shareholders present or represented by proxy may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the meeting.

10.13     Right  to  Vote - Record Date for Young - Subject to the provisions of
          ---------------------------------------
the Act as to authorized representative of any other body corporate, at any meeting of Shareholders in respect of which the Corporation has prepared the list referred to it -Section 10.06, every person who is named in such list shall be entitled to vote the shares shown thereon opposite his name except, where the Corporation has fixed a record date in respect of such meeting pursuant to
Section 10.07, to the extent that such person has transferred any of his shares after such record date and the transferee, upon producing properly endorsed Certificates evidencing such shares or otherwise establishing that he owns such shares, demands not later than ten (10) days before the meeting that his name be included in such list, in which event the transferee alone shall be entitled to vote the transferred shares at the meeting. Where no record date for notice has been fixed and no notice of meeting given, or in the absence of a list prepared as aforesaid in respect of a meeting of Shareholders, every person shall be entitled to vote at the meeting who at the time is entered in the securities register as the holder of one or more shares carrying the right to vote at such meeting.

10.14     Proxies
          -------

(a) Every Shareholder entitled to vote at a meeting of Shareholders, may appoint a proxyholder, or one or more alternate proxyholders, who need not be Shareholders, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing executed by the Shareholder or his attorney and shall conform with the requirements of the. Act. An instrument of proxy shall be valid only at the meeting in respect of which it is given or any adjournment thereof.

(b) Any corporation, other than a Prohibited Corporate Shareholder, which is a Shareholder of the Corporation may by resolution of its Directors or other governing body authorize such person as it thinks fit to act as its representative at any meeting. The person so authorized shall be entitled to exercise in respect of and at such meeting the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual member of the Corporation personally present, including, without limitation, the right, unless restricted by such resolution, to appoint a proxyholder. to represent such corporation, and shall, if present at the meeting, be counted for the purpose of forming a quorum and be deemed to be a member present at the meeting. Evidence of the appointment of any such representative may be sent to the Corporation by written instrument, telegram, telex, facsimile or any method of transmitting legibly recorded messages.

10.15     Time  for  Deposit  of  Proxies  -  The  Board may specify in a notice
          -------------------------------
calling a meeting of Shareholders a time, preceding the time of such meeting by not more than forty-eight (48) hours exclusive of non-business days, before which time proxies to be used at such meeting must be deposited. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited by written instrument, telegram, telex, facsimile or any method of transmitting legibly recorded messages with the Corporation; or an agent thereof specified in such notice or, if no such time is specified in such notice, unless it has been received by the Secretary of the Corporation or by the Chairman of the meeting or any adjournment thereof prior to the time of voting.

10.16     Joint  Shareholders  - If two or more persons hold shares jointly, any
          -------------------
one of them present in person or represented by proxy at a meeting of Shareholders may, in the absence of the other or others, vote the shares but if two or more of those persons are present in person or represented by proxy and vote, they shall vote as one on the shares jointly held by them and in the absence of agreement between those so voting the person named first in the Register shall vote the shares,

10.17     Votes to Govern - At any meeting of Shareholders every question shall,
          ---------------
unless otherwise required by the Articles or By-yaws or by law, be determined by the majority of the votes cast on the question. In case of an equality of votes either upon a show of hands or upon a poll, the Chairman of the meeting shall not be entitled to a second or casting vote.

10.18     Motion  -  The  Chairman  may  propose  or  second  a  motion.
          ------

10.19     Show of Hands - Subject to the provisions of the Act any question at a
          -------------
meeting of Shareholders shall be decided by a show of hands unless a ballot thereon is required or demanded as hereinafter provided. Upon a show of bands, every person who is present and entitled to vote shall have one vote. Whenever a vote by show of hands shall have been taken upon a question, unless a ballot thereon is so required or demanded, a declaration by the Chairman of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried, an entry to that effect in the minutes of the meeting shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the Shareholders upon the said question.

10.20     Ballots
          -------

(a) On any question proposed for consideration at a meeting of Shareholders, and whether or not a show of hands has been taken thereof, any Shareholder or proxyholder entitled to vote at the meeting may require or demand a ballot. A ballot so required or demanded shall be taken in such manner as the Chairman shall direct.

     A requirement or demand for a ballot may be withdrawn at any time prior to the taking of the ballot. If a ballot is taken each person present shall be entitled in respect of the shares which he is entitled to vote at the meeting upon the question, to that number of votes provided by the Act or the Articles, and the result of the ballot so taken shall be the decision of the Shareholders upon the said question.

(b) No ballot may be demanded on the election of a Chairman. A ballot demanded on a question of adjournment shall be taken forthwith. A ballot demanded on any other question shall be taken as soon as, in the opinion of the chairman, is reasonably convenient, but in no event later than seven (7) days after the meeting and at such time and place and in such manner as the chairman of the meeting directs. The result of the ballot shall be deemed to be the resolution of and passed at the meeting at which the ballot was demanded. Any business other than that upon which the ballot has been demanded may be proceeded with pending the taking of the ballot. In any dispute as to the admission or rejection of a vote the decision of the chairman made in good faith shall be final and conclusive.

10.21     Adjournment  - If a meeting of Shareholders is adjourned for less than
          -----------
thirty (30) days, it shall not be necessary to give notice of the adjourned meeting, other than by announcement at the earliest meeting that it is adjourned. If a meeting of Shareholders is adjourned by one or more adjournments for an aggregate of thirty (30) days or more, notice of the adjourned meeting shall be given as for an original meeting. At any such adjourned meeting no business shall be transacted other than business left unfinished at the meeting from which the adjournment took place.

10.22     Resolution  in  Writing  -  A  resolution in writing signed by all the
          -----------------------
Shareholders entitled to vote on that resolution at a. meeting of Shareholders is as valid as if it had been passed at a meeting of the Shareholders, and shall be held to relate to any date therein stated to be the effective date thereof.

10.23     Only  One Shareholder - Where the Corporation has only one Shareholder
          ---------------------
or only one holder of any class or series of shares, the Shareholder present in person or by proxy constitutes a meeting.

10.24     Only  Two  Shareholders  -  Where  the  Corporation  has  only  two
          -----------------------
Shareholders a quorum for transaction of business at any meeting of Shareholders shall be one (1) person present in person, being a Shareholder entitled to vote thereat, or a duly appointed proxy of said Shareholder, holding not less than ten percent (10%) of the outstanding shares of the Corporation entitled to vote at the meeting.


Section  Eleven
---------------

DIVISIONS  AND  DEPARTMENTS
---------------------------

11.01     Creation  and  Consolidation  of  Divisions  - The Board may cause the
          -------------------------------------------
business and operations of the Corporation or any part thereof to be divided or to be segregated into one or more divisions upon such basis, including without limitation, character or type of operation, geographical territory, product manufactured or service rendered, as the Board may consider appropriate in each case. The Board may also cause the business and operations of any such division to be further divided into sub-units and the business and operations of any such divisions or sub-units to be consolidated upon such basis as the Board may consider appropriate in each case.

11.02     Name  of  Division  - Subject to the Act any division or its sub-units
          ------------------
may be designated by such name as the Board may from time to time determine and may transact. business, enter into contracts, sign, cheques and other documents of any kind and do all acts and things under such name, provided that the Corporation shall set out its name in, legible characters in all contracts, invoices, negotiable instruments and orders for goods or services issued or made by or on behalf of the Corporation. Any such contract, cheque or documents shall be binding upon the Corporation as if it had been entered into or signed in the name of the Corporation.

11.03     Officers of Division - From time to time the Board or if authorized by
          --------------------
the Board, the Chief Executive Officer, may appoint one or more Officers for any division, prescribe their powers and duties and settle their terms of employment and remuneration. The Board or, if authorized by the Board, the Chief Executive Officer, may remove at its or his pleasure any Officers so appointed, without prejudice to such Officer's right under any employment contract. Officers of divisions or their sub-units shall not, as such, be Officers of the Corporation.


Section  Twelve
---------------

NOTICES
-------

12.01     Method  of  Giving  Notices  -  Any  notice  (which  term includes any
          ---------------------------
communication or docu4nent) to be given (which term includes sent, delivered or served) pursuant to the Act, the regulations thereunder, the Articles, the By-Laws or otherwise to a Shareholder, Director, Officer, auditor or member of a Committee of Directors shall be sufficiently given if delivered personally to the person to whom it is to be given or if delivered to his recorded address by any means of prepaid transmitted or recorded communication. A notice so delivered shall be deemed to have been given when it is delivered personally or to the recorded address as aforesaid; a notice so mailed shall be deemed to have been received by him at the time it would be delivered in the ordinary course of mails; and a notice so sent by any means of transmitted or recorded communication shall be deemed to have been given when dispatched or delivered to the appropriate communication corporation or agency or its representative for dispatch. Subject to the Act, a notice of meeting of Shareholders shall be deemed to have been sent to the Shareholder on the day on which it is deposited in the mail. The Secretary may change or cause to be changed the recorded address of any Shareholder, Director, Officer, auditor or member of a Committee of Directors in accordance with any information believed by him to be reliable.

12.02     Notice  to  Joint Shareholders - If two or more persons are registered
          ------------------------------
as joint holders of any share, any notice shall be addressed to all of such joint holders but notice given to any one or more of such persons at the recorded address for such joint shareholders shall be sufficient notice to all of them.

12.03     Computation  of Time - In computing the date when notice must be given
          --------------------
under any provision, requiring a, specified number of days notice of any meeting or other event, the date of giving the notice shall be excluded and the date of the meeting of other event in respect of which the notice is being given shall be included.

12.04     Undelivered Notices - If any notice given to a Shareholder pursuant to
          -------------------
Section 12.01 is returned on three (3) consecutive occasions because he cannot be found or served or is unknown at his recorded address, the Corporation shall not be required to give any further notices to such Shareholder until he informs the Corporation in writing of his new recorded address.

12.05     Proof  of  Service  -  A  certificate  of  the Secretary or other duly
          ------------------
authorized Officer of the Corporation in office at the time of the making of the certificate, or of any agent of the Corporation as to the facts in relation to the mailing or delivery or sending of any notice to any Shareholder, Director, the auditors, or conclusive evidence thereof and shall be binding on every Shareholder, Director, the auditors or any Officer of the Corporation as the case may be.

12.06     Omissions  and  Errors - The accidental omission to give any notice to
          ----------------------
any Shareholder, Director, Officer, auditor or member of a Committee of Directors or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

12.07     Persons  Entitled  by  Death or Operation of Law - Every person who by
          ------------------------------------------------
operation of law, transfer, death of a Shareholder or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the Shareholder from whom, he derives his title prior to such person's name and address being entered on the securities register (whether such notice was giver, before or after the happening of the event upon which he became so entitled) and prior to his furnishing to, the Corporation the proof of authority or evidence of his entitlement prescribed by the Act.

12.08    Waiver of Notice - Any Shareholder (or his duly appointed proxyholder),
         ----------------
Director, Officer, auditor or member of a Committee of Directors may at any time waive the sending of any notice, or waive or abridge the time for any notice, required to be given to him under any provision of the Act, the regulations thereunder, the Articles, the By-Laws or otherwise and such waiver or abridgement shall cure any default in the giving or the time of such notice, as the case way be, Any such waiver or abridgement shall be in writing except a waiver of notice of a meeting of Shareholders or of the Board which may be given in any manner.

ENACTED by the Board the 28th day of August, 1997.
                         ----        ------

/s/
---------------------------------
Chairperson  of  the
Directors  Meeting

CONFIRMED by the  Shareholders in accordance with the Act the 28th day of August
                                                              ----        ------
1997.


/s/
---------------------------------
Chairperson  of  the
Shareholders  Meeting